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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2003


                             SEARS, ROEBUCK AND CO.
               (Exact name of registrant as specified in charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


                 1-416                                   36-1750680
        (Commission File Number)              (IRS Employer Identification No.)


          3333 Beverly Road,                                60179
       Hoffman Estates, Illinois                         (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 286-2500

 (Former name or former address, if changed since last report): Not Applicable
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Item 7.     Financial Statements and Exhibits.

            The Exhibit Index included herewith is incorporated herein by reference.

Item 9.     Regulation FD Disclosure.

            On July 17, 2003 the Registrant issued a press release announcing its second quarter 2003 earnings, which is attached hereto as
            Exhibit 99. The press release contains a non-GAAP financial measure, namely, the net charge-off rate for the second quarter 2003 excluding the benefit of the sale during the quarter of charged-off accounts. The release also contains a reconciliation of this measure to its related GAAP measure. Sears' management believes that this information is useful to investors in that it provides comparability to the second quarter 2002 net charge-off rate and highlights the impact of the sale on the quarter-to-quarter change in financial condition.

            The information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, but shall be deemed to be incorporated by reference in and made a part of the following registration statements filed under the Securities Act of 1933, as amended: Registration Statement Nos. 2-80037, 33-18081, 33-23793, 33-41485, 33-45479, 33-55825, 33-58851, 33-64345, 33-64775,
            333-08141, 333-18591, 333-38131, 333-43309, 333-52056, 333-72514,
            333-87942, 333-92082 and 333-102114.
















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SEARS, ROEBUCK AND CO.



                                            By:  /s/ Michael J. Graham
                                                 -----------------------------
                                                 Michael J. Graham
                                                 Vice President and Controller
Date: July 17, 2003








































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                                  EXHIBIT INDEX

Exhibit No.
      99      Press release dated July 17, 2003.